Exhibit 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Imaging Diagnostic Systems, Inc. of our report dated August 23, 2004, which appears on page F-1 of Imaging Diagnostic Systems, Inc. Form 10-K, for the year ended June 30, 2004.


                                      /s/ Margolies, Fink and Wichrowski
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                                      MARGOLIES, FINK AND WICHROWSKI


Pompano Beach, Florida
December 10, 2004